United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2026 (May 27, 2026)
 __________________________________
LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
 __________________________________

Delaware	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
1610 West End Ave, Suite 200, Nashville, TN 37203
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986 - 5600
 __________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LPX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2026, Alan J.M. Haughie, Executive Vice President and Chief Financial Officer of Louisiana-Pacific Corporation (“LP”, the “Company”), notified the Board of Directors of LP (the “Board”) of his intention to retire from the role of Executive Vice President and Chief Financial Officer, effective September 1, 2026. To ensure a seamless transition and continuity through the completion of the Company’s 2026 annual reporting process, Mr. Haughie will serve in an advisory capacity through February 28, 2027. Mr. Haughie’s base salary and benefits will continue at their current levels through this date, and he will be eligible for a prorated annual cash incentive award for his service to LP in 2027. The Board has expressed its appreciation for Mr. Haughie’s leadership and contributions to the company.

In connection with this transition, on May 28, 2026, the Board appointed Aaron Howald, who currently serves as Vice President, Investor Relations and Business Development, to succeed Mr. Haughie as Chief Financial Officer, effective September 1, 2026. Mr. Howald will also be appointed as a Senior Vice President of LP, effective September 1, 2026.

Mr. Howald joined LP 15 years ago and has held various leadership positions at the company across continuous improvement, corporate finance, business development, investor relations, and financial planning and analysis. Mr. Howald served as the Director of Investor Relations at LP from October 2019 until he was promoted to Vice President, Investor Relations, Business Development in November 2021. Prior to joining LP in 2011, Mr. Howald was a Senior Manager with The Thomas Group, a management consulting firm. He earned an MBA from the Indiana University Kelley School of Business and a Bachelor of Arts in Finance and Economics from Franklin College.

In connection with Mr. Howald’s promotion, effective September 1, 2026, LP has approved (a) an increase to Mr. Howald’s annual base salary to $560,000, and (b) an increase to Mr. Howald's target award value under LP’s Annual Incentive Plan to 75% of his annual base salary (to be prorated for 2026). In addition, Mr. Howald will be eligible for long-term equity grants under LP’s 2022 Omnibus Stock Award Plan commensurate with his new position with an aggregate value equal to $975,000 (split equally between restricted stock units (“RSUs”) and performance stock units), beginning with LP’s annual equity grants in February 2027. Additionally, Mr. Howald will receive a one-time RSU award on September 1, 2026, with a value of $625,000, which will vest in three equal annual installments beginning on the first anniversary of the grant date. The number of RSUs to be granted to Mr. Howald will be calculated based on the closing price of LP’s common stock on September 1, 2026, the grant date of such award.

In accordance with LP’s customary practice, on September 1, 2026, Mr. Howald and LP will enter into LP’s standard form of severance agreement for its executive officers, previously filed as Exhibit 10.11 to LP’s Annual Report on Form 10-K filed with the SEC on February 17, 2026.

There are no family relationships between Mr. Howald and any director, executive officer or any other person nominated or chosen by LP to become a director or executive officer. There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) between Mr. Howald and LP.

Additionally, on May 27, 2026, Senior Vice President, Chief Commercial Officer (“CCO”) Craig Sichling notified the Company of his intention to retire in the first half of 2027 after his successor has been named. Mr. Sichling will continue in his current role and support the transition process. The Company will conduct a comprehensive internal and external search for its next CCO to ensure strong leadership continuity and alignment with its long-term strategy.

Item 7.01    Regulation FD Disclosure

On June 1, 2026, LP issued a press release announcing Mr. Howald’s election as Senior Vice President, Chief Financial Officer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified in such filing as being incorporated by reference in such filing.

Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based upon the beliefs and assumptions of, and on information currently available to, our management; assumptions upon which such forward-looking statements are based are also forward-looking statements. Forward-looking statements can be identified by words such as “may,” “will,” “could,” “should,” “believe,” “expect,” “anticipate,” “assume,” “intend,” “plan,” “seek,” “estimate,” “project,” “target,” “potential,” “continue,” “likely,” or “future,” as well as similar expressions, or the negative or other variations thereof. Forward-looking statements include other statements regarding matters that are not historical facts, including statements regarding the departure and election of certain officers and entry into the Severance Agreement, among other matters. The actual results may differ materially from those anticipated in the forward-looking statements as a result of numerous factors, many of which are beyond LP’s control, including the risks and uncertainties disclosed in LP’s reports filed from time to time with the SEC, including its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, available at www.sec.gov. Except as required by law, LP does not intend to update any forward-looking statement contained in this Current Report on Form 8-K to reflect new information, subsequent events, or circumstances arising after the date hereof.

Item 9.01     Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by LP on June 1, 2026
104	Cover Page Interactive Data File (embedded within Inline XBRL document)
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/s/ Leslie E. Davis
Leslie E. Davis
Vice President, Controller and Chief Accounting Officer
Date: June 1, 2026